SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 19, 2004

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

            DELAWARE                     0-26483                94-3236309
  (State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                         Identification Number)

            1000 MARINA BLVD., SUITE 200, BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (650) 624-1000

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Item 5. Other Events and Regulation FD Disclosure.

      On July 19, 2004, VaxGen, Inc. issued a press release entitled, "VaxGen to Adopt New Revenue Recognition Policy, Restate Certain Financial Statements and Move Toward Returning to Nasdaq Compliance".

      This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a) Financial Statements. Not applicable

      (b) Financial Information. Not applicable

      (c) Exhibits.

Exhibit No.       Description
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99.1              Press release dated July 19, 2004, entitled, "VaxGen to
                  Adopt New Revenue Recognition Policy, Restate Certain
                  Financial Statements and Move Toward Returning to Nasdaq
                  Compliance".

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         VaxGen, Inc.
                                                         (Registrant)


Dated: July 19, 2004                         By:    /s/ James M. Cunha
                                                  ------------------------------
                                                  James M. Cunha
                                                  Chief Financial Officer